Exhibit 21

GENERAL DYNAMICS CORPORATION

SUBSIDIARIES

AS OF JANUARY 31, 2009

Subsidiaries of General Dynamics Corporation (Parent and Registrant)	Place of Incorporation	Percent of Voting Power
American Overseas Marine Corporation	Delaware	100
Anghel Laboratories, Inc.	Delaware	100
Anteon Ltd.	England & Wales	100
AV Technology, LLC	Maryland	100
AxleTech do Brasil-Systmas Automotivos, Ltd.	Brazil	100
AxleTech International Brazil LLC	Delaware	100
AxleTech International Holdings, Inc.	Delaware	100
AxleTech International IP Holdings, LLC	Michigan	100
AxleTech International Korea Lts.	Korea	100
AxleTech International SAS	France	100
AxleTech International, Inc.	Delaware	100
AxleTech LLC	Michigan	100
AxleTech NA Aftermarket Inc.	Michigan	100
AXT Acquisition Holdings, Inc.	Delaware	100
AXT French Holdings, Inc.	Delaware	100
AXT Holdings SAS	France	100
AXT US LLC	Delaware	100
Bath Iron Works Australia Corporation	Delaware	100
Bath Iron Works Corporation	Maine	100
Blue Shadow Cruising Ltd.	Gibraltar	100
Braintree I Maritime Corp.	Delaware	100
Braintree II Maritime Corp.	Delaware	100
Braintree III Maritime Corp.	Delaware	100
Braintree IV Maritime Corp.	Delaware	100
Braintree V Maritime Corp.	Delaware	100
Capital Fuels Sales Corporation	Delaware	100
Capital Resources Development Company	Delaware	100
Central Illinois Recovery, Inc.	Delaware	100
Century Mineral Resources, Inc.	Illinois	100
Concord I Maritime Corporation	Delaware	100
Concord II Maritime Corporation	Delaware	100
Concord III Maritime Corporation	Delaware	100
Concord IV Maritime Corporation	Delaware	100

Subsidiaries of General Dynamics Corporation (Parent and Registrant)	Place of Incorporation	Percent of Voting Power
Concord V Maritime Corporation	Delaware	100
Convair Aircraft Corporation	Delaware	100
Convair Corporation	Delaware	100
Creative Technology Incorporated	Virginia	100
Eagle Enterprise, Inc.	Delaware	100
EB Groton Engineering, Inc.	Delaware	100
Electric Boat – Australia, LLC	Delaware	100
Electric Boat – UK, LLC	Delaware	100
Electric Boat Corporation	Delaware	100
Electrocom, Inc.	Delaware	100
Expro Finance Inc.	Canada	100
Freeman United Coal Mining Company, LLC	Delaware	100
G.T. Devices, Inc.	Maryland	100
GD Middle East Corporation	Canada	100
GDAS – Lincoln, Inc.	Delaware	100
GDATP Services Corporation	Delaware	100
General Dynamics Advanced Information Systems, Inc.	Delaware	100
General Dynamics AIS Australia Pty Ltd	Australia	100
General Dynamics Armament and Technical Products, Inc.	Delaware	100
General Dynamics Aviation Services Corporation	Delaware	100
General Dynamics C4 Systems, Inc.	Delaware	100
General Dynamics Canada Ltd.	Canada	100
General Dynamics European Holdings B.V.	The Netherlands	100
General Dynamics European Land Systems – Germany GmbH	Germany	100
General Dynamics European Land Systems GmbH	Austria	100
General Dynamics Government Systems Corporation	Delaware	100
General Dynamics Government Systems Overseas Corporation	Delaware	100
General Dynamics Information Technology, Inc.	Virginia	100
General Dynamics Installation Services, LLC	Delaware	100
General Dynamics International Corporation	Delaware	100
General Dynamics Itronix Canada Ltd.	Nova Scotia	100
General Dynamics Itronix Corporation	Delaware	100
General Dynamics Itronix Europe Ltd.	United Kingdom	100
General Dynamics Land Systems – Australia Pty. Ltd.	Australia	100

Subsidiaries of General Dynamics Corporation (Parent and Registrant)	Place of Incorporation	Percent of Voting Power
General Dynamics Land Systems – Canada International Services Inc.	New Brunswick	100
General Dynamics Land Systems – Canada Corporation	New Brunswick	100
General Dynamics Land Systems – Canada Services, Inc.	New Brunswick	100
General Dynamics Land Systems Customer Service & Support Company	Texas	100
General Dynamics Land Systems Inc.	Delaware	100
General Dynamics Land Systems International, Inc.	Delaware	100
General Dynamics Limited	United Kingdom	100
General Dynamics Marine Systems, Inc.	Delaware	100
General Dynamics Ordnance and Tactical Systems – Canada Inc.	Canada	100
General Dynamics Ordnance and Tactical Systems— Canada Valleyfield Inc.	Canada	100
General Dynamics Ordnance and Tactical Systems – Simunition Operations, Inc.	Delaware	100
General Dynamics Ordnance and Tactical Systems, Inc.	Virginia	100
General Dynamics OTS (Aerospace), Inc.	Washington	100
General Dynamics OTS (California), Inc.	California	100
General Dynamics OTS (DRI), Inc.	Alabama	100
General Dynamics OTS (Niceville), Inc.	Florida	100
General Dynamics OTS (Orlando), Inc.	Florida	100
General Dynamics OTS (Pennsylvania), Inc.	Pennsylvania	100
General Dynamics OTS GmbH	Switzerland	100
General Dynamics Overseas Systems and Services Corporation	Delaware	100
General Dynamics Properties, Inc.	Delaware	100
General Dynamics Robotic Systems, Inc.	Delaware	100
General Dynamics SATCOM Technologies, Inc.	Delaware	100
General Dynamics Satellite Communication Services, Inc.	Delaware	100
General Dynamics Shared Resources, Inc.	Delaware	100
General Dynamics Support Services Company	Delaware	100
General Dynamics Systems Australia Pty Ltd	Australia	100
General Dynamics United Kingdom Limited	United Kingdom	100
General Dynamics Worldwide Holdings, Inc.	Delaware	100
Gulfstream 100 Holdings LLC	Delaware	100
Gulfstream 200 Holdings LLC	Delaware	100

Subsidiaries of General Dynamics Corporation (Parent and Registrant)	Place of Incorporation	Percent of Voting Power
Gulfstream Aerospace (Middle East) Limited	Cyprus	100
Gulfstream Aerospace Corporation	Delaware	100
Gulfstream Aerospace Corporation	California	100
Gulfstream Aerospace Corporation	Georgia	100
Gulfstream Aerospace Corporation	Oklahoma	100
Gulfstream Aerospace Corporation of Texas	Texas	100
Gulfstream Aerospace LP	Texas	100
Gulfstream Aerospace Services Corporation	Delaware	100
Gulfstream Aerospace, Ltd.	United Kingdom	100
Gulfstream Delaware Corporation	Delaware	100
Gulfstream International Corporation	Delaware	100
Gulfstream Leasing LLC	Georgia	100
Gulfstream Tennessee Corporation	Delaware	100
Interiores Aereos S.A. de C.V.	Mexico	100
International Manufacturing Technologies, Inc.	California	100
Itronix Manufacturing LLC	Delaware	100
Jet Aviation (Asia Pacific) Pte. Ltd.	Singapore	100
Jet Aviation (Hong Kong) Ltd.	Hong Kong	100
Jet Aviation (Malaysia), Sdn., Bhd	Malaysia	100
Jet Aviation (UK) Ltd.	United Kingdom	100
Jet Aviation AG	Switzerland	100
Jet Aviation Associates, Ltd.	Florida	100
Jet Aviation Business Jets (Hong Kong) Ltd.	Hong Kong	100
Jet Aviation Business Jets AG	Switzerland	100
Jet Aviation Business Jets Charter, LLC	Delaware	100
Jet Aviation Business Jets Deutschland GmbH	Germany	100
Jet Aviation Business Jets Fzco	UAE	100
Jet Aviation Business Jets, Inc.	Maryland	100
Jet Aviation do Brasil Servicosde Suporte e Manutencao a Aeronaves Ltda.	Brazil	100
Jet Aviation Dubai LLC	UAE	100
Jet Aviation Engineering Management, Inc.	Texas	100
Jet Aviation Engineering Services, L.P.	Texas	100
Jet Aviation Flugzeugwartung GmbH	Germany	100
Jet Aviation Holding AG	Switzerland	100
Jet Aviation Holdings USA, Inc.	Delaware	100

Subsidiaries of General Dynamics Corporation (Parent and Registrant)	Place of Incorporation	Percent of Voting Power
Jet Aviation International, Inc.	Florida	100
Jet Aviation Lebanon S.A.L.	Lebanon	100
Jet Aviation M.E. S.A.L.	Lebanon	100
Jet Aviation Management AG	Switzerland	100
Jet Aviation of America, Inc.	Maryland	100
Jet Aviation Palm Beach, Inc.	Florida	100
Jet Aviation Private Fleet, LLC	Delaware	100
Jet Aviation Saudi Arabia Co. Ltd.	Saudi Arabia	100
Jet Aviation Savannah Holding, Inc.	New York	100
Jet Aviation Teterboro, LP	New Jersey	100
Jet Aviation Texas, Inc.	Texas	100
Jet Dimensions, LLC	Delaware	100
Jet Domain, LLC	Delaware	100
Jet Professionals (Switzerland) AG	Switzerland	100
Jet Professionals, LLC	Delaware	100
Material Service Resources Company, LLC	Delaware	100
Mediaware International Pty Ltd	Australia	100
Midcoast Aviation, Inc.	Missouri	100
Midwest Properties Sales, LLC	Delaware	100
MOWAG GmbH	Switzerland	100
NASSCO Holdings Incorporated	Delaware	100
National Steel And Shipbuilding Company	Nevada	100
OO Jet Aviation	Russia	100
Page Europa Srl	Italy	100
Pagetel Sistem Muhendisligi Sanayi ve Ticaret Limited Sirketi	Turkey	100
Patriot I Shipping Corp.	Delaware	100
Patriot II Shipping Corp.	Delaware	100
Patriot IV Shipping Corp.	Delaware	100
Plane 79, LLC	Delaware	100
Plane 877G, LLC	Delaware	100
Prairie Energy Sales Corporation	Delaware	100
Prodelin India Private Limited	India	100
Quincy Maritime Corporation Iii	Delaware	100
Santa Barbara Sistemas S.A.	Spain	100
Savannah Air Center, LLC	Georgia	100

Subsidiaries of General Dynamics Corporation (Parent and Registrant)	Place of Incorporation	Percent of Voting Power
Signal Solutions, LLC	Virginia	100
Southern Illinois Recovery, Inc.	Delaware	100
St. Marks Powder, Inc.	Delaware	100
Steyr Daimler Puch Specialfahrzeug GmbH	Austria	100
Steyr Spezialfahrzeug AG de Venez., C.A.	Venezuela	100
Steyr-Daimler-Puch Spezialfahrzeug Schweiz GmbH	Switzerland	100
Steyr-Daimler-Puch SSF de Venezuela, C.A.	Venezuela	100
Tadpole Computer Limited	United Kingdom	100
Tecnologias Internacionales de Manufactura S.A. de C.V.	Mexico	100
The Elco Company	New Jersey	100
Tripoint Global (Asia) Private Limited	India	100
Vertex Antennentechnik GmbH	Germany	100
Vertex International Limited	United Kingdom	100
VertexRSI Pte, Ltd.	Singapore	100
ViPS Biomedical Services, Inc.	Pennsylvania	100
ViPS, Inc.	Maryland	100
Weco, LLC	Delaware	100
XCore, Inc.	Delaware	100

Subsidiaries Owned by Multiple Other Subsidiaries	Place of Incorporation	Percent of Voting Power
ASCOD A.I.E.	Spain	100
ELCS-CZ s.r.o.	Czech Republic	100
Defendia CZ s.r.o.	Czech Republic	100
General Dynamics Global Force, LLC	Delaware	100
General Dynamics One Source, LLC	Delaware	100
General Dynamics Telecom Holding, LLC	Russia	100
General Dynamics Sakhalin, LLC	Russia	100
GM GDLS Defense Group, LLC	Delaware	100